December 16, 2011

COLDSTREAM DIVIDEND GROWTH FUND
a series of Advisors Series Trust

Supplement to the Prospectus
and Statement of Additional Information (“SAI”)
each dated July 29, 2011

Effective January 1, 2012, the Coldstream Dividend Growth Fund will begin distributing its net investment income on a calendar quarterly basis.  Accordingly, the first paragraph of the section entitled “Dividends and Distributions” beginning on page 13 of the Prospectus is deleted and replaced with the following:

The Fund will make distributions of dividends from net investment income on a quarterly basis, typically in March, June, September and December.  The Fund will make distributions of capital gains, if any, on an annual basis.  The Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year.

Additionally, the first paragraph of the subsection entitled “Distributions” on page 26 of the SAI is deleted and replaced with the following:

Dividend distributions from net investment income are made quarterly and distributions from net profits from the sale of securities are generally made annually.  Also, the Fund typically distributes any undistributed net investment income on or about December 31 of each year.  Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

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Please retain this Supplement with the Prospectus and SAI.